As filed with the U.S. Securities and Exchange Commission on August 9, 2021

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22499

The Cushing NextGen Infrastructure Income Fund
(Exact name of registrant as specified in charter)

300 Crescent Court, Suite 1700

Dallas, TX 75201
(Address of principal executive offices) (Zip code)

Jerry V. Swank

300 Crescent Court, Suite 1700

Dallas, TX 75201
(Name and address of agent for service)

214-692-6334

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2021

Item 1. Reports to Stockholders.

Semi-Annual Report
May 31, 2021

The Cushing® NextGen Infrastructure Income Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary or, if you invest directly with the Fund, calling 800-236-4424 to let the Fund know of your request. Your election to receive shareholder reports in paper will apply to all funds held in your account.

Investment Adviser Cushing® Asset Management, LP 300 Crescent Court Suite 1700 Dallas,TX 75201 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.cushingasset.com

Table of Contents

Shareholder Letter (Unaudited)	1
Allocation of Portfolio Assets (Unaudited)	4
Key Financial Data (Unaudited)	5
Schedule of Investments (Unaudited)	6
Statement of Assets & Liabilities (Unaudited)	11
Statement of Operations (Unaudited)	12
Statements of Changes in Net Assets	13
Statement of Cash Flows (Unaudited)	14
Financial Highlights	15
Notes to Financial Statements (Unaudited)	17
Additional Information (Unaudited)	25
Board Approval of Investment Management Agreement (Unaudited)	52

The Cushing® NextGen Infrastructure Income Fund Shareholder Letter (Unaudited)

Dear Fellow Shareholder,

The Cushing® NextGen Infrastructure Income Fund (formerly known as the Cushing® Renaissance Fund) (the “Fund”) generated a positive return for shareholders for the Fund’s six month fiscal period, which ended May 31, 2021 (the “Period”). For the Period, the Fund delivered a net asset value total return (equal to the change in net asset value (“NAV”) per share plus reinvested cash distributions paid during the period) of 20.26%, versus a total return of 10.73% for the S&P Global Infrastructure Index. The Fund’s share price total return (equal to the change in market price per share plus reinvested cash distributions from underlying Fund investments paid during the period) was 31.31% for the period. The share price total return differs from the NAV total return due to fluctuations in the discount of share price to NAV. The Fund’s shares traded at a 15.3% discount to NAV as of the end of the period, compared to a discount of 21.6% at the end of the Fund’s last fiscal year.

Market & Strategy Overview

Last year, the Fund switched strategies to focus on infrastructure investments. The Fund invests along four main themes:

●	Clean & Sustainable Infrastructure – Renewable energy, sustainable and water

●	Communication & Technology Infrastructure – Data storage, information highway, and payments

●	Energy Infrastructure – Power and midstream energy

●	Industrial Infrastructure – Toll roads, freight transportation, ports and airports

Last year, the Fund benefitted from spectacular growth in next generation (“NextGen”) infrastructure assets, like data centers and solar power, as the world emerged from the COVID-induced slowdown. This Period saw a rotation out of those names and into more cyclical sectors, like energy and commodities. We increased our exposure to Energy Infrastructure in anticipation of such a move, so we still outperformed the S&P 500 and the S&P Global Infrastructure Index. While we ended the period with a large position in energy, we believe that most infrastructure indices, including the Strategy’s benchmark, are overexposed to the Energy Infrastructure and Industrial Infrastructure sectors and are missing out on the potential long-term growth in NextGen infrastructure sectors, such as those listed above.

The Fund, with its investment universe of four themes, is designed to benefit from all sectors of infrastructure. We feel that we accomplished this for period, as our exposure to cyclical Energy and Industrial more than offset the declines in Clean & Sustainable Infrastructure.

We are firm believers that the secular trends of digitization, the continued development of cloud infrastructure, and less carbon intensity will drive winners over the long-term. Here are some data points that give us confidence despite the market volatility:

●	$949 billion in green stimulus announced globally as of March 2021[1]

●	Renewables are the cheapest source of new electricity for more than two-thirds of the world population and 90% of electricity generation[2]

●	Migration to the cloud is less than 15% complete, according to an EvercoreISI survey of CFOs[3]

[1]	BNEF. “Green Stimulus: The Policies and Politics”, 6/9/2021
[2]	BNEF. “2H 2020 LCOE Update”, 12/10/2020
[3]	EvercoreISI. “Capex Spending & Hiring Plans Survey Show Strong Rebound in 2021”, 6/8/2021

Fund Performance

The largest contributors to performance were all energy sectors: crude pipelines, refiners, and natural gas liquid (NGL) pipelines. Energy benefitted from cyclical asset recovery and improving energy demand. The top three stock contributors were all midstream energy companies as well; Energy Transfer (ticker: ET), DCP Midstream (ticker: DCP), and MPLX (ticker: MPLX). We continue to hold all three of these stocks.

The worst performing sectors were fuel cell vehicles and solar, which were hurt by the same cyclical rotation that benefitted the energy sector. Hydrogen vehicle manufacturer Plug Power (ticker: PLUG) not only had headwinds from growth sell-off but they restated their financials, which increased uncertainty. The other two laggards were both in the solar sector; JinkoSolar (ticker: JKS) and Solar Energia y Medio Ambiente (ticker: SLR SM). While we still believe in the long term growth of Plug Power and Solaria, we exited our position of JinkoSolar.

Leverage

The Fund employs leverage for additional income and total return potential. We seek to maintain a leverage ratio between 100% and 130% during normal market conditionsAt the end of the period, the Fund had a leverage ratio of 125%, up from 109% at the end of the prior fiscal year. As the prices of the Fund’s investments increase or decline, there is a risk that the impact of Fund’s NAV and total return will be negatively impacted by leverage.

Outlook

Much of recent investor focus and returns were on Energy Infrastructure, but we believe that the Fund’s broader scope of NextGen infrastructure investments could well position the Fund to capture the broader infrastructure investing trend.

Thank you for entrusting us with your money. We truly appreciate your support, and we look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank
Chairman, Chief Executive Officer and President

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change.

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

An investment in the Fund involves risks. Leverage creates risks which may adversely affect returns, including the likelihood of greater volatility of net asset value and market price of the Fund’s common shares. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

The Fund invests in infrastructure companies, which may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Sustainable infrastructure investments are subject to certain additional risks including high dependency upon on government policies that support renewable power generation and enhance the economic viability of owning renewable electric generation assets; adverse impacts from the reduction or discontinuation of tax benefits and other similar subsidies that benefit sustainable infrastructure companies; dependency on suitable weather condition and risk of damage to components used in the generation of renewable energy by severe weather; adverse changes and volatility in the wholesale market price for electricity in the markets served; the use of newly developed, less proven, technologies and the risk of failure of new technology to perform as anticipated; and dependence on a limited number of suppliers of system components and the occurrence of shortages, delays or component price changes. There is a risk that regulations that provide incentives for renewable energy could change or expire in a manner that adversely impacts the market for sustainable infrastructure companies generally. Technology and communications infrastructure investments are subject to certain additional risks including rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; high research and development costs; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; frequent new product introductions and new market entrants; cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data, denial of service attacks, unauthorized access to relevant systems, compromises to networks or devices that the information infrastructure companies use, or operational disruption or failures in the physical infrastructure or operating systems, potentially resulting in, among other things, financial losses, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs.

The Fund incurs operating expenses, including advisory fees, as well as leverage costs. Investment returns for the Fund are shown net of fees and expenses.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The S&P Global Infrastructure index is an unmanaged index of 75 companies around the world chosen to represent the infrastructure industry in three distinct infrastructure clusters: energy, transportation and utilities. The indices include reinvested dividends by do not include fees or expenses. It is not possible to invest directly in an index.

The Cushing® NextGen Infrastructure Income Fund Allocation of Portfolio Assets(1) (Unaudited) May 31, 2021 (Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stock
(3)	Master Limited Partnerships and Related Companies
(4)	Real Estate Investment Trusts
(5)	Senior Notes

The Cushing® NextGen Infrastructure Income Fund Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Period From December 1, 2020 through May 31, 2021	Fiscal Year Ended 11/30/20	Fiscal Year Ended 11/30/19 (a)	Fiscal Year Ended 11/30/18 (a)	Fiscal Year Ended 11/30/17 (a)	Fiscal Year Ended 11/30/16 (a)
FINANCIAL DATA
Total income from investments
Distributions and dividends received, net of foreign taxes withheld	$3,465,915	$7,035,276	$8,582,200	$8,176,271	$6,231,019	$5,845,564
Interest income & other	$541,087	$1,883,405	$3,366,509	$3,250,313	$2,261,759	$2,334,255
Total income from investments	$4,007,002	$8,918,681	$11,948,709	$11,426,584	$8,492,778	$8,179,819
Advisory fee and operating expenses
Advisory fees, less expenses waived by Adviser	$901,439	$1,397,229	$2,044,632	$2,238,505	$1,762,997	$1,467,185
Operating expenses (b)	365,603	720,285	628,582	569,546	548,402	475,852
Leverage costs	252,877	169,833	723,266	1,130,139	550,659	158,972
Interest and dividends	0	0	0	0	0	1,254
Total advisory fees and operating expenses	$1,519,919	$2,287,347	$3,396,480	$3,938,190	$2,862,058	$2,103,263
Distributable Cash Flow (DCF) (c)	$2,487,083	$6,631,334	$8,552,229	$7,488,394	$5,630,720	$6,076,556
Distributions paid on common stock	$3,328,113	$11,863,818	$14,226,174	$11,736,594	$9,745,773	$9,928,869
Distributions paid on common stock per share	$1.28	$4.56	$6.56	$6.56	$6.56	$6.56
Distribution Coverage Ratio
Before advisory fee and operating expenses	1.2x	0.8x	0.8x	1.0x	0.9x	0.8x
After advisory fee and operating expenses	0.7x	0.6x	0.6x	0.6x	0.6x	0.6x
OTHER FUND DATA (end of period)
Total Assets, end of period	197,768,260	137,938,612	151,957,589	179,341,093	140,122,224	129,985,987
Unrealized appreciation (depreciation)	27,253,363	16,360,633	(14,379,305)	(1,971,116)	11,685,233	8,701,560
Short-term borrowings	49,410,000	18,310,000	0	42,156,007	22,956,007	10,456,007
Short-term borrowings as a percent of total assets	25%	13%	0%	24%	16%	8%
Net Assets, end of period	144,113,707	119,348,473	151,638,988	136,843,193	116,907,654	117,569,394
Net Asset Value per common share	$55.39	$45.87	$58.28	$70.13	$79.88	$77.68
Market Value per share	$46.93	$35.74	$50.72	$64.68	$75.32	$69.96
Market Capitalization	$122,098,438	$92,985,258	$527,835,787	$504,836,649	$440,912,509	$423,550,992
Shares Outstanding	2,601,714	2,601,714	10,406,857	7,805,143	5,853,857	6,054,188

(a)	Per share data adjusted for 1:4 reverse stock split completed as of June 12, 2020.
(b)	Excludes expenses related to capital raising.
(c)	“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP distributions.

The Cushing® NextGen Infrastructure Income Fund
Schedule of Investments (Unaudited)	May 31, 2021

Common Stock — 64.7%	Shares	Fair Value
Communication Services — 1.3%
Italy — 1.3%
Infrastrutture Wireless Italiane SpA (1)	162,944	$1,826,076

Diversified Midstream — 1.6%
Canada — 1.6%
Enbridge, Inc. (1)	60,000	2,308,800

Electric Vehicle Charging — 1.5%
United States — 1.5%
Chargepoint Holdings, Inc. (1)(2)	89,797	2,186,557

GDS Services — 0.8%
United States — 0.8%
Sabre Corporation (1)(2)	80,337	1,112,667

General Partners — 1.5%
United States — 1.5%
EnLink Midstream LLC (1)	429,277	2,094,872

Industrials — 4.1%
Mexico — 1.4%
Grupo Aeroportuario del Pacífico (1)	18,757	1,977,175
United States — 2.7%
Fortress Transportation and Infrastructure Investors LLC (1)	71,476	2,089,958
Plug Power, Inc. (1)(2)	60,000	1,842,000
		5,909,133
Integrated Utility — 0.7%
Italy — 0.7%
Enel Societa Per Azioni (1)	100,000	986,000

IT Services — 4.8%
Cayman Islands — 4.8%
21Vianet Group, Inc. (1)(2)	166,387	3,713,758
GDS Holdings Limited (1)(2)	41,761	3,141,262
		6,855,020
Large Cap Diversified — 4.7%
United States — 4.7%
Kinder Morgan, Inc. (1)	254,538	4,668,227
Oneok, Inc. (1)	40,359	2,128,534
		6,796,761
Natural Gas Gatherers & Processors — 1.6%
United States — 1.6%
Targa Resources Corporation (1)	60,166	2,338,051

Natural Gas Transportation & Storage — 2.1%
United States — 2.1%
Equitrans Midstream Corporation (1)	366,493	3,019,902

See Accompanying Notes to the Financial Statements.

The Cushing® NextGen Infrastructure Income Fund
Schedule of Investments (Unaudited)	May 31, 2021 — (Continued)

Common Stock — (Continued)	Shares	Fair Value
Railroads — 5.6%
United States — 5.6%
Norfolk Southern Corporation (1)	14,587	$4,097,488
Union Pacific Corporation (1)	17,660	3,968,732
		8,066,220
Refiners — 6.2%
United States — 6.2%
Marathon Petroleum Corporation (1)	92,457	5,713,843
Phillips 66 (1)	38,273	3,223,352
		8,937,195
Solar — 11.7%
United Kingdom — 5.2%
Atlantica Sustainable Infrastructure plc (1)	205,000	7,451,750
United States — 6.5%
Array Technologies, Inc. (1)(2)	50,000	815,000
Enphase Energy, Inc. (1)(2)	22,370	3,200,029
Solaredge Technologies, Inc. (1)(2)	15,000	3,870,150
Sunrun, Inc. (1)(2)	35,282	1,577,811
		16,914,740
Solar Devoloper — 0.7%
Mauritius — 0.7%
Azure Power Global Ltd (1)(2)	51,153	1,064,494

Solar Generation — 2.0%
Spain — 2.0%
Solaria Energia (1)(2)	155,353	2,927,882

Tollroads — 1.7%
Italy — 1.7%
Atlantia Spa (1)(2)	131,364	2,507,008

Utilities — 12.0%
Brazil — 1.6%
Cia Energetica de Minas Gerais (1)	596,773	1,545,641
Cia de Saneamento Basico do Estado de Sao Paulo (1)	107,081	823,453
France — 5.5%
Electricite de France S.A. (1)	218,966	3,098,752
ENGIE (1)	132,428	1,980,832
Veolia Environnement SA (1)	89,575	2,826,937
United States — 4.9%
Clearway Energy, Inc. (1)	219,156	5,879,955
Vistra Energy Corporation (1)	75,000	1,212,750
		17,368,320

Total Common Stocks (Cost $83,783,598)		$93,219,698

See Accompanying Notes to the Financial Statements.

The Cushing® NextGen Infrastructure Income Fund
Schedule of Investments (Unaudited)	May 31, 2021 — (Continued)

Master Limited Partnerships and Related Companies — 33.8%	Units	Fair Value
Crude Oil & Refined Products — 7.0%
United States — 7.0%
Delek Logistics Partners L.P. (1)	75,147	$3,290,687
Magellan Midstream Partners, L.P. (1)	43,863	2,162,007
Phillips 66 Partners L.P. (1)	62,500	2,505,000
Shell Midstream Partners, L.P. (1)	145,409	2,099,706
		10,057,400
Fuel Distribution — 1.4%
United States — 1.4%
Sunoco, L.P. (1)	60,000	2,102,400

Large Cap Diversified C Corps — 2.1%
United States — 2.1%
Plains GP Holdings, L.P. (1)	278,643	3,039,995

Large Cap MLP — 11.5%
United States — 11.5%
Energy Transfer, L.P. (1)	709,450	7,023,555
Enterprise Products Partners, L.P. (1)	100,000	2,361,000
MPLX, L.P. (1)	251,138	7,190,081
		16,574,636
Natural Gas Gatherers & Processors — 8.3%
United States — 8.3%
DCP Midstream, L.P. (1)	240,658	6,057,362
Enable Midstream Parnters, L.P. (1)	267,221	2,260,690
Western Midstream Partners, L.P. (1)	180,000	3,596,400
		11,914,452
YieldCo — 3.5%
United States — 3.5%
NextEra Energy Partners, L.P. (1)	74,434	5,089,053

Total Master Limited Partnerships and Related Companies (Cost $27,933,572)		$48,777,936

See Accompanying Notes to the Financial Statements.

The Cushing® NextGen Infrastructure Income Fund
Schedule of Investments (Unaudited)	May 31, 2021 — (Continued)

Real Estate Investment Trusts — 16.8%	Shares	Fair Value
Data Centers — 8.5%
United States — 8.5%
CoreSite Realty Corporation (1)	22,241	$2,696,721
CyrusOne, Inc. (1)	40,500	2,986,875
Digital Realty Trust, Inc. (1)	21,479	3,255,357
Equinix, Inc. (1)	2,000	1,473,440
QTS Realty Trust, Inc. (1)	30,000	1,901,400
		12,313,793
Towers — 8.3%
United States — 8.3%
American Tower Corporation (1)	26,790	6,843,774
SBA Communications Corporation (1)	17,000	5,068,040
		11,911,814

Total Real Estate Investment Trusts (Cost $21,582,295)		$24,225,607

Fixed Income — 9.7%	Principal Amount
Automobile Parts Manufacturing — 3.8%
United States — 3.8%
Clarios Global, L.P., 8.500%, due 05/15/2027 (1)(3)	5,000,000	$5,443,750

Exploration & Production — 0.1%
United States — 0.1%
Sanchez Energy Corporation, 6.125%, due 01/15/2023 (1)	5,000,000	75,000

Industrials — 1.0%
United States — 1.0%
Cleaver-Brooks, Inc., 7.875%, due 03/01/2023 (1)(3)	1,500,000	1,508,175

Natural Gas Gatherers & Processors — 2.1%
United States — 2.1%
DCP Midstream, L.P., 7.375%, due 06/15/2023 (1)	3,139,000	3,013,440

Refiners — 2.7%
United States — 2.7%
PBF Holding Company, LLC / PBF Finance Corporation, 7.000%, due 11/15/2023 (1)	4,750,000	3,867,854

Total Fixed Income (Cost $19,503,957)		$13,908,219

See Accompanying Notes to the Financial Statements.

The Cushing® NextGen Infrastructure Income Fund
Schedule of Investments (Unaudited)	May 31, 2021 — (Continued)

Short-Term Investments - Investment Companies — 0.1%	Shares	Fair Value
United States — 0.1%
First American Government Obligations Fund - Class X, 0.03% (1)(4)	89,732	$89,732
First American Treasury Obligations Fund - Class X, 0.02% (1)(4)	89,731	89,731
Total Short-Term Investments - Investment Companies (Cost $179,463)		$179,463
Total Investments — 125.1% (Cost $152,982,885)		$180,310,923
Written Options(5) — (0.6)% (Premiums received $827,825)		(902,500)
Liabilities in Excess of Other Assets — (24.5)%		(35,294,716)
Net Assets Applicable to Common Stockholders — 100.0%		$144,113,707

(1)	All or a portion of these securities are held as collateral pursuant to the loan agreements.
(2)	No distribution or dividend was made during the period ended May 31, 2021. As such, it is classified as a non-income producing security as of May 31, 2021.
(3)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been deemed to be liquid by the Fund’s adviser under the supervision of the Board of Directors. As of May 31, 2021, the value of these investments was $6,951,925 or 4.82% of total net assets.

(4)	Rate reported is the current yield as of May 31, 2021.

(5)	Description	Exercise Price	Expiration Date	Currency	Number of Contracts	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
	American Tower Corp., Call Option	$250.00	06/2021	USD	260	$110,180	$213,200	$(103,020)
	ChargePoint Holdings, Inc., Call Option	26.00	06/2021	USD	800	79,969	76,000	3,969
	Enphase Energy, Inc., Call Option	150.00	06/2021	USD	220	68,851	101,200	(32,349)
	Energy Transfer, L.P., Call Option	11.00	06/2021	USD	5000	129,805	25,000	104,805
	Fortress Transportation and Infrastructure Investors LLC, Call Option	30.00	06/2021	USD	700	62,273	63,000	(727)
	GDS Holdings Limited, Call Option	80.00	06/2021	USD	400	53,324	52,000	1,324
	Norfolk Southern Corporation, Call Option	290.00	06/2021	USD	145	21,704	21,750	(46)
	Plug Power, Inc., Call Option	32.00	06/2021	USD	600	88,794	117,600	(28,806)
	Sunrun, Inc., Call Option	50.00	06/2021	USD	350	41,286	43,750	(2,464)
	Solaredge Technologies, Inc., Call Option	270.00	06/2021	USD	150	55,144	108,000	(52,856)
	Targa Resources Corporation, Call Option	40.00	06/2021	USD	600	62,178	36,000	26,178
	21Vianet Group, Inc., Call Option	25.00	06/2021	USD	1500	54,317	45,000	9,317
						$827,825	$902,500	$(74,675)

See Accompanying Notes to the Financial Statements.

The Cushing® NextGen Infrastructure Income Fund Statement of Assets & Liabilities (Unaudited) May 31, 2021

Assets
Investments, at fair value (cost $152,982,885)	$180,310,923
Cash	4,581,657
Interest receivable	314,048
Receivable for investments sold	12,051,954
Distributions and dividends receivable	466,277
Prepaid expenses and other receivables	43,401
Total assets	197,768,260
Liabilities
Written options, at fair value (premiums $827,825)	902,500
Payable to Adviser, net of waiver	164,395
Distributions payable and dividends	4,942
Payable for investments purchased	3,007,730
Short-term borrowings	49,410,000
Accrued interest expense	5,961
Accrued expenses and other liabilities	159,025
Total liabilities	53,654,553
Net assets applicable to common stockholders	$144,113,707
Components of Net Assets
Capital stock, $0.001 par value; 2,601,714 shares issued and outstanding (unlimited shares authorized)	$2,602
Additional paid-in capital	153,378,405
Accumulated losses	(9,267,300)
Net assets applicable to common stockholders	$144,113,707
Net asset value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$55.39

See Accompanying Notes to the Financial Statements.

The Cushing® NextGen Infrastructure Income Fund Statement of Operations (Unaudited) Period From December 1, 2020 through May 31, 2021

Investment Income
Distributions and dividends received, net of foreign taxes withheld of $41,213	$3,465,915
Less: return of capital on distributions	(2,174,361)
Distribution and dividend income	1,291,554
Interest income	541,087
Total Investment Income	1,832,641
Expenses
Adviser fees	1,158,468
Professional fees	84,904
Trustees’ fees	84,721
Administrator fees	66,898
Registration fees	18,652
Reports to stockholders	34,114
Insurance expense	40,750
Custodian fees and expenses	13,734
Transfer agent fees	9,634
Other expenses	10,230
Fund accounting fees	1,966
Total Expenses before Interest Expense	1,524,071
Interest expense	252,877
Total Expenses	1,776,948
Less: expense waived by Adviser	(257,029)
Net Expenses	1,519,919
Net Investment Income	312,722
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	16,887,521
Net realized gain on investments	16,887,521
Net change in unrealized appreciation of investments	10,967,779
Net change in unrealized appreciation of options	(74,675)
Net change in unrealized appreciation of investments	10,893,104
Net Realized and Unrealized Loss on Investments	27,780,625
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$28,093,347

See Accompanying Notes to the Financial Statements.

The Cushing® NextGen Infrastructure Income Fund Statements of Changes in Net Assets

	Period From December 1, 2020 through May 31, 2021 (Unaudited)	Fiscal Year Ended November 30, 2020
Operations
Net investment income	$312,722	$1,259,794
Net realized gain (loss) on investments	16,887,521	(52,427,077)
Net change in unrealized appreciation of investments	10,893,104	30,740,586
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	28,093,347	(20,426,697)
Distributions and Dividends to Common Stockholders
Distributable earnings	—	(1,533,965)
Return of capital	(3,328,113)	(10,329,853)
Total distributions and dividends to common stockholders	(3,328,113)	(11,863,818)
Total increase (decrease) in net assets applicable to common stockholders	24,765,234	(32,290,515)
Net Assets
Beginning of period	119,348,473	151,638,988
End of period	$144,113,707	$119,348,473

See Accompanying Notes to the Financial Statements.

The Cushing® NextGen Infrastructure Income Fund Statement of Cash Flows (Unaudited) Period From December 1, 2020 through May 31, 2021

OPERATING ACTIVITIES
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$28,093,347
Adjustments to reconcile net increase in the net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Net change in unrealized appreciation of investments	(10,893,104)
Purchases of investments	(87,586,560)
Proceeds from sales of investments	47,257,970
Proceeds from option transactions, net	19,189,386
Return of capital on distributions and dividends	2,174,361
Net realized gain on sales of investments	(16,887,521)
Net proceeds from sales of short-term investments	4,680,187
Net accretion/amortization of senior notes’ premiums/discounts	18,841
Changes in operating assets and liabilities
Receivable for investments sold	(12,051,954)
Distributions and dividends receivable	(260,096)
Interest receivable	(58)
Prepaid expenses	13,056
Payable to Adviser, net of waiver	55,925
Distributions and dividends payable	4,942
Payable for investments purchased	3,007,730
Accrued interest expense	(11,917)
Accrued offering expense	—
Accrued expenses and other liabilities	5,235
Net cash used in operating activities	(23,190,230)
FINANCING ACTIVITIES
Proceeds from borrowing facility	37,600,000
Repayment of borrowing facility	(6,500,000)
Distributions and dividends paid to common stockholders	(3,328,113)
Net cash provided by financing activities	27,771,887
INCREASE IN CASH AND CASH EQUIVALENTS	4,581,657
CASH AND CASH EQUIVALENTS:
Beginning of period	—
End of period	$4,581,657
SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Interest Paid	$264,793

See Accompanying Notes to the Financial Statements.

The Cushing® NextGen Infrastructure Income Fund Financial Highlights

	Period From December 1, 2020 through May 31, 2021 (Unaudited)	Fiscal Year Ended November 30, 2020	Fiscal Year Ended November 30, 2019(1)		Fiscal Year Ended November 30, 2018(1)		Fiscal Year Ended November 30, 2017(1)	Fiscal Year Ended November 30, 2016(1)
Per Common Share Data (2)
Net Asset Value, beginning of period	$45.87	$58.28	$70.12		$79.88		$77.68	$78.32
Income from Investment Operations:
Net investment income (loss)	0.12	(0.11)	0.24		(3.60)		(0.44)	(0.04)
Net realized and unrealized gain (loss) on investments	10.68	(7.74)	(1.80)		5.28		9.20	5.96
Total increase (decrease) from investment operations	10.80	(7.85)	(1.56)		1.68		8.76	5.92
Less Distributions to Common Stockholders:
Net investment income	—	(0.59)	(1.28)		(0.76)		(1.72)	(2.16)
Net realized gain	—	—	(2.68)		(4.84)		—	—
Return of capital	(1.28)	(3.97)	(2.60)		(0.96)		(4.84)	(4.40)
Total distributions to common stockholders	(1.28)	(4.56)	(6.56)		(6.56)		(6.56)	(6.56)
Capital Share Transactions:
Premiums less underwriting discounts and offering costs on issuance of common shares	—	—	(3.72	)(4)	(4.88	)(3)	—	—
Net Asset Value, end of period	$55.39	$45.87	$58.28		$70.12		$79.88	$77.68
Per common share fair value, end of period	$46.93	$35.74	$50.72		$64.68		$75.32	$69.96
Total Investment Return Based on Fair Value (5)	35.39%	(19.52)%	(12.23)%		(6.04)%		17.70%	24.19%

See Accompanying Notes to the Financial Statements.

The Cushing® NextGen Infrastructure Income Fund Financial Highlights — (Continued)

	Period From December 1, 2020 through May 31, 2021 (Unaudited)		Fiscal Year Ended November 30, 2020	Fiscal Year Ended November 30, 2019(1)	Fiscal Year Ended November 30, 2018(1)	Fiscal Year Ended November 30, 2017(1)	Fiscal Year Ended November 30, 2016(1)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$144,114		$119,348	$151,639	$136,843	$116,908	$117,569
Ratio of expenses to average net assets after waiver (6)	1.12%		1.99%	2.39%	2.77%	2.49%	1.99%
Ratio of net investment income to average net assets before waiver (6)	0.04%		0.92%	2.26%	1.94%	2.04%	3.43%
Ratio of net investment income to average net assets after waiver (6)	0.23%		1.10%	2.26%	1.94%	2.04%	3.43%
Portfolio turnover rate	27.42	%(7)	71.35%	59.32%	74.00%	96.21%	226.71%
Total borrowings outstanding (in thousands)	$49,410		$18,310	$—	$42,156	$22,956	$10,456
Asset coverage, per $1,000 of indebtedness(8)	$3,917		$7,518	$—	$4,246	$6,093	$12,244

(1)	Per share data adjusted for 1:4 reverse stock split completed as of June 12, 2020.
(2)	Information presented relates to a share of common stock outstanding for the entire fiscal period.
(3)	Represents the share impact related to a rights offering, which was completed on March 22, 2018.
(4)	Represents the share impact related to a rights offering, which was completed on July 18, 2019.
(5)	Not annualized. The calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(6)

The ratio of expenses to average net assets before waiver was 1.31%, 2.16%, 2.39%, 2.77%, 2.49%, and 1.99% for the period ended May 31, 2021 and fiscal years ended November 30, 2020, 2019, 2018, 2017, and 2016, respectively.

(7)	Not annualized.
(8)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.

See Accompanying Notes to the Financial Statements.

The Cushing® NextGen Infrastructure Income Fund Notes to Financial Statements (Unaudited) May 31, 2021

1. Organization

The Cushing® NextGen Infrastructure Income Fund (formerly, The Cushing® Renaissance Fund) (the “Fund”) was formed as a Delaware statutory trust on November 16, 2010, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund is managed by Cushing® Asset Management, LP (“Adviser”). The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund commenced operations on September 25, 2012. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SZC.”

2. Significant Accounting Policies

A. Use of Estimates

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services - Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i) The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”). Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior day may be used.

(ii) Listed options on debt securities are valued at the last sale price, or if there are no trades for the day, the mean of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the settlement price. Premiums for the sale of options written by the Fund will be included in the assets of the Fund, and the market value of such options will be included as a liability.

(iii) The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

(iv) An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy.

To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any distributions and dividends (collectively referred to as “Distributions”) paid on securities sold short and such amounts, if any, would be reflected as Distribution expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current fair value of the securities sold short. The Fund did not participate in short selling activities for the period ended May 31, 2021.

C. Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”) generally are comprised of ordinary income, capital gains and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the distribution income received. Such estimates are based on historical information available from each MLP and REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from its portfolio investments within the Statement of Operations. For the period ended May 31, 2020, the Fund has estimated approximately 62% of the distributions from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis.

D. Distributions to Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The character of Distributions to common shareholders made during the period may differ from their ultimate characterization for federal income tax purposes. For the fiscal year ended November 30, 2020, the Fund’s Distributions were 13%, or $1,533,965 ordinary income, and 87%, or $10,329,853, return of capital. For the period ended May 31, 2021, the Fund’s Distributions were expected to be 100% return of capital. For Federal income tax purposes, Distributions of short-term capital gains are treated as ordinary income Distributions. In addition, on an annual basis, the Fund may distribute additional capital gains in the last calendar quarter, if necessary, to meet minimum distribution requirements and thus avoid being subject to excise taxes. The final character of Distributions paid for the period ended May 31, 2021 will be determined in early 2022.

E. Federal Income Taxation

The Fund intends to qualify each year for special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute at least annually substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F. Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G. Cash Flow Information

The Fund makes Distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H. Indemnification

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

There were no transactions in purchased options during the period ended May 31, 2021.

The average monthly fair value of written options during the period ended May 31, 2021 was $242,730.

The effect of derivative instruments on the Statement of Operations for the period ended May 31, 2021:

Amount of Unrealized Depreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$74,675	$74,675

Liability Derivatives
Risk Exposure Category	Statement of Asset and Liabilities Location	Fair Value
Equity Contracts	Written options, at fair value	$902,500

J. Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

3. Concentrations of Risk

The Fund will pursue its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of equity and debt securities of infrastructure companies, including energy infrastructure companies, industrial infrastructure companies, sustainable infrastructure companies and technology and communication infrastructure companies. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing de-regulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation or adverse actions by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure assets.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance.

4. Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s Managed Assets during such month for the services and facilities provided by the Adviser of the Fund. Effective on May 27, 2021, the Fund’s Board of Trustees approved a waiver of the advisory fees to be paid to the Adviser in the amount of 0.25% of the Fund’s Managed Assets. The Adviser earned $1,158,468 and waived $257,029 in advisory fees for the period ended May 31, 2021. The Adviser will not recoup any of the waived expenses from the Fund.

The Fund has engaged U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services (“Fund Services”) to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.09% of the first $100,000,000 of the Fund’s average daily net assets, 0.07% on the next $200,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $70,000.

Fund Services serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

Fees paid to trustees for their services to the Fund are reflected as Trustees’ fees on the Statement of Operations.

5. Income Taxes

It is the Fund’s intention to continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in its financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassifications of $228,681 to accumulated net losses and $228,681 from additional paid-in capital.

The following information is provided on a tax basis as of November 30, 2020:

Cost of investments	$127,682,888
Gross unrealized appreciation	35,038,385
Gross unrealized depreciation	(25,358,640)
Net unrealized appreciation	9,679,745
Undistributed ordinary income	—
Undistributed long-term gains	—
Other temporary differences	(47,040,392)
Accumulated net losses	$(37,360,647)

As of November 30, 2020, for federal income tax purposes, capital loss carryforward is comprised of short-term capital loss of $14,931,136 and long-term capital loss of $27,724,270.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years beginning with November 30, 2017 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6. Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value as of May 31, 2021	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$93,219,698	$93,219,698	$—	$—
Master Limited Partnerships and Related Companies(a)	48,777,936	48,777,936	—	—
Real Estate Investment Trusts(a)	24,225,607	24,225,607	—	—
Total Equity Securities	166,223,241	166,223,241	—	—
Notes
Senior Notes(a)	13,908,219	—	13,908,219	—
Other
Short-Term Investments — Investment Companies(a)	179,463	179,463	—	—
Total Assets	$180,310,923	$166,402,704	$13,908,219	$—

Liabilities
Written Options	$902,500	$902,500	$—	$—
Total Liabilities	$902,500	$902,500	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the period ended May 31, 2021.

7. Investment Transactions

For the period ended May 31, 2021, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $87,586,560 and $47,257,970 (excluding short-term securities), respectively. The Fund sold written options (proceeds) and covered written options (at cost) in the amount of $1,234,904 and $17,954,482 respectively.

8. Common Shares

The Fund had unlimited common shares of beneficial interest authorized and 2,601,714 shares outstanding as of May 31, 2021. Transactions in common shares for the fiscal year ended November 30, 2020 and period ended May 31, 2021 were as follows:

Shares at November 30, 2019	10,406,857
Share reduction due to reverse stock split	(7,805,143)
Shares at November 30, 2020	2,601,714
Shares at May 31, 2021	2,601,714

9. Borrowing Facilities

The Fund maintains a margin account arrangement with ScotiabankTM. The interest rate charged on margin borrowing is tied to the cost of funds for ScotiabankTM (which is LIBOR plus 1.00%). Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the period ended May 31, 2021 was $44,884,725 and 1.12%, respectively. At May 31, 2021, the principal balance outstanding was $49,410,000 and accrued interest expense was $5,961.

10. Subsequent Events

Subsequent to May 31, 2021, the Fund declared distributions to common shareholders in the amount of $0.2132 per share, payable on June 30 and July 30, 2021 to shareholders of record on June 14 and July 14, 2021, respectively.

The Cushing® NextGen Infrastructure Income Fund Additional Information (Unaudited) May 31, 2021

Investment Objective, Policies and Parameters

The Fund’s investment objective is to seek a high total return with an emphasis on current income. There can be no assurance that the Fund’s investment objective will be achieved.

The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of equity and debt securities of infrastructure companies, including energy infrastructure companies, industrial infrastructure companies, sustainable infrastructure companies and technology and communication infrastructure companies.

The infrastructure investment landscape is rapidly evolving due to technological advancement and obsolescence. While some energy and industrial infrastructure companies (sometimes referred to as “traditional” infrastructure companies) are now in their maturity phase, many traditional infrastructure companies have become leaders in implementing technological innovations. The Fund’s next generation focus within the infrastructure investment landscape consists of these innovative infrastructure companies along with sustainable infrastructure companies and technology and communication infrastructure companies. Similar to traditional infrastructure assets, which provide the underlying foundation of basic services, facilities and institutions and are often said to form the “backbone” of the economy, technology and communication infrastructure assets provide the underlying foundation of the data that drives the modern knowledge economy.

The Fund considers an infrastructure company to be any company that has at least 50% of its assets, income, revenue, sales or profits committed to or derived from the ownership, operation, management, construction, development, servicing or financing of infrastructure assets. Infrastructure assets include energy and industrial infrastructure assets, sustainable infrastructure assets and technology and communication infrastructure assets. Energy and industrial infrastructure assets are physical structures, networks and systems of transportation, energy, water and sewage, security and communications. Examples of energy and industrial infrastructure assets include: toll roads; bridges and tunnels; airports; seaports; railroads; electricity transmission and distribution lines; facilities used in gathering, treating, processing, fractionation, transportation and storage of hydrocarbon products; water and sewage treatment facilities and distribution pipelines; communication towers, cables, and satellites; and security systems related to the foregoing assets. Sustainable infrastructure assets include renewable energy infrastructure assets such as power generation from renewable and other clean energy sources, including utility scale and distributed solar power, wind, hydroelectric and geothermal power, renewable energy storage and electric vehicle charging networks, as well as waste collection and recycling, water purification and desalinization. Technology and communication infrastructure assets consist of assets, systems and technologies that collect, enable, analyze, optimize, automate, transmit and secure the data that allows businesses and other organizations to operate. Examples of technology and communications infrastructure assets include: data centers, cloud, hosting, and database systems, transactional and financial back end systems, customer relationship management systems, smart city technologies, network security and cybersecurity, automation systems, human resource and workforce management and industry specific infrastructure software.

The Fund continues to invest at least 25% of its assets in companies operating in the energy and energy infrastructure sectors. The Fund continues to invest no more than 25% of its total assets in securities of energy master limited partnerships (“MLPs”) that qualify as publicly traded partnerships under the Internal Revenue Code.

The Fund continues to be non-diversified and may continue to invest in companies of any market capitalization size.

Risks

Investment and Market Risk

An investment in Common Shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of those securities may fluctuate, sometimes rapidly and unpredictably, particularly under current economic, financial, labor, and health conditions. The value of the securities owned by the Fund may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived economic conditions, changes in interest or currency rates or changes in investor sentiment or market outlook generally. At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

Common Stock Risk

The Fund will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and may significantly under-perform relative to fixed income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

At times, stock markets can be volatile and stock prices can change substantially. While broad market measures of common stocks have historically generated higher average returns than income securities, common stocks have also experienced significantly more volatility in those returns. Common stock in which the Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

Concentration Risk

The Fund’s investments will be concentrated in issuers in the natural resources industry. Because the Fund will be concentrated in the natural resources industry, it will be more susceptible to the risks associated with that industry than if it were more broadly diversified over numerous industries. General changes in market sentiment towards issuers in the energy sector (collectively, “Energy Companies”) may adversely affect the Fund, and the performance of Energy Companies may lag behind the broader market as a whole. Also, the Fund’s concentration in the natural resources industry may subject the Fund to a variety risks associated with that industry.

Infrastructure Companies Risk

Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing de-regulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation or adverse actions by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure assets. Recently imposed tariffs on imports to the United States could affect operating or construction costs for a number of companies in which the Fund invests.

Sustainable infrastructure investments are subject to certain additional risks including high dependency upon on government policies that support renewable power generation and enhance the economic viability of owning renewable electric generation assets; adverse impacts from the reduction or discontinuation of tax benefits and other similar subsidies that benefit sustainable infrastructure companies; dependency on suitable weather condition and risk of damage to components used in the generation of renewable energy by severe weather; adverse changes and volatility in the wholesale market price for electricity in the markets served; the use of newly developed, less proven, technologies and the risk of failure of new technology to perform as anticipated; and dependence on a limited number of suppliers of system components and the occurrence of shortages, delays or component price changes. There is a risk that regulations that provide incentives for renewable energy could change or expire in a manner that adversely impacts the market for sustainable infrastructure companies generally.

Technology and communications infrastructure investments are subject to certain additional risks including rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; high research and development costs; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; frequent new product introductions and new market entrants; cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data, denial of service attacks, unauthorized access to relevant systems, compromises to networks or devices that the information infrastructure companies use, or operational disruption or failures in the physical infrastructure or operating systems, potentially resulting in, among other things, financial losses, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs.

Equity Securities Risk.

Equity securities can be affected by macroeconomic, political, global and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards the issuer or the industry or sector in which such issuer operates, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer.

Debt Securities Risk

Debt securities are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, prepayment risk and, depending on their quality, other special risks.

Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

Prepayment Risk. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer of the debt instrument to prepay principal prior to the debt instrument’s stated maturity. This is also sometimes known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in the Fund’s portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

Below Investment Grade Securities (Junk Bonds) Risk

Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than those securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default. Debt securities rated below investment grade are commonly known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions.

The prices of these below investment grade and unrated debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the natural resources industry or a general economic downturn, than are the prices of higher-grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for the Fund to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in the Fund’s portfolio in the payment of principal or interest, the Fund may incur additional expense to the extent the Fund is required to seek recovery of such principal or interest.

MLP Risks

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

A portion of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships generally do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be treated as dividend income to the extent of the MLP’s current or accumulated earnings and profits. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the Common Shares. Recently, a number of MLPs have reduced, suspended or eliminated their distributions. In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP investments in which the Fund invests.

To the extent that the Fund invests in the equity securities of an MLP treated as a partnership under the Code, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The Fund will recognize taxable income on its allocable share of an MLP’s income and gains that is not offset by the MLP’s tax deductions, losses and credits. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is essentially treated as a return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such equity securities, and may increase the amount of income or gain that will be recognized by the Fund upon subsequent distributions in respect of such equity securities. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. For example, a significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in a decrease in the portion of the MLP’s distributions that is offset by tax deductions.

Because of the Fund’s investments in equity securities of MLPs, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, the Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as dividends, in years in which the Fund’s distributions exceed its taxable income.

Adverse developments in the energy sector may result in MLPs seeking to restructure debt or file for bankruptcy. Limited partners in such MLPs, such as the Fund, may owe taxes on debt that is forgiven in a bankruptcy or an out-of-court restructuring, as cancellation of debt income, which creates a tax liability for investors without an associated cash distribution. While an MLP facing a debt restructuring may seek to implement structures that would limit the tax liability associated with the debt restructuring, there can be no assurance that such structures could be successfully implemented or would not have other adverse impacts on the Fund as an investor in the MLP.

Non-U.S. Securities Risk

Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions, including expropriation; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Certain countries in which the Fund may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: the possibility of expropriation or nationalization of assets; confiscatory taxation; difficulty in obtaining or enforcing a court judgment; restrictions on currency repatriation; economic, political or social instability; and diplomatic developments that could affect investments in those countries.

Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S.

dollar. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes. Dividend income from non-U.S. corporations may not be eligible for the reduced U.S. income tax rate currently available for qualified dividend income. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: growth of gross domestic product; rates of inflation; capital reinvestment; resources; self-sufficiency; and balance of payments position.

Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. “Emerging market countries” generally include every nation in the world except developed countries, that is the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and an increase in price volatility; and certain national policies that may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests. As a result of these potential risks, the Investment Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country.

Liquidity Risk

The investments made by the Fund may be illiquid and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value, the amount paid for such investments by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books. Furthermore, the nature of the Fund’s investments may require a long holding period prior to profitability.

Although the equity securities of the companies in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Investment of the Fund’s capital in securities that are less actively traded or over time experience decreased trading volume may restrict the Fund’s ability to take advantage of other market opportunities.

The Fund also expects to invest in unregistered or otherwise restricted securities. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act, unless an exemption from such registration is available. Restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in the Fund’s inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Valuation Risk

Market prices may not be readily available for certain of the Fund’s investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Trustees or its designee pursuant to procedures adopted by the Board of Trustees. Restrictions on resale or the absence of a liquid secondary market may adversely affect the Fund’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Fund’s most recent determination of their fair value.

In addition, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Fund may not be able to realize these securities’ true value or may have to delay their sale in order to do so.

When determining the fair value of an asset, the Adviser seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Energy Sector Risks

Under normal circumstances, the Fund concentrates its investments in the energy sector. Energy Companies are subject to certain risks, including, but not limited to, the following:

Commodity Price Risk. Energy Companies may be affected by fluctuations in the prices of commodities, including, for example, natural gas, natural gas liquids and crude oil, in the short-and long-term. Natural resources commodity prices have been very volatile in the past and such volatility is expected to continue. Fluctuations in commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy-consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain other companies due to the potential impact on the volume of commodities transported, processed, stored or distributed. Some companies that own the underlying energy commodity may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. The prices of companies’ securities can be adversely affected by market perceptions that their performance and distributions or distributions are directly tied to commodity prices. High commodity prices may drive further energy conservation efforts and a slowing economy may adversely impact energy consumption which may adversely affect the performance of Energy Companies.

Prices of oil and other energy commodities have experienced significant volatility during recent years, including as a result of the pandemic spread of infectious respiratory illness caused by a novel coronavirus known as “COVID-19,” during which demand for energy commodities fell sharply and energy commodity prices reached historic lows, and may continue to experience relatively high volatility for a prolonged period. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of commodity prices may also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The natural resources sector as a whole may also be impacted by the perception that the performance of natural resources sector companies is directly linked to commodity prices. As a result, many companies in which the Fund may invest have been and may continue to be adversely impacted by volatility of prices of energy commodities. Reductions in production of oil and other energy commodities may lag decreases in demand or declines in commodity prices, resulting in global oversupply in such commodities. Slower global growth may lower demand for oil and other energy commodities and increased exports by Iran with the end of sanctions may increase supply, exacerbating oversupply of such commodities and further reducing commodity prices. Continued volatility of commodity prices could further erode such companies’ growth prospects and negatively impact such companies’ ability to sustain attractive distribution levels.

Cyclicality Risk. The operating results of companies in the broader energy sector are cyclical, with fluctuations in commodity prices and demand for commodities driven by a variety of factors. The highly cyclical nature of the energy sector may adversely affect the earnings or operating cash flows of certain Energy Companies in which the Fund will invest.

Supply Risk. A significant decrease in the production of natural gas, crude oil, or other energy commodities would reduce the revenue, operating income and operating cash flows of certain Energy Companies and, therefore, their ability to make distributions or pay distributions. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics; policies of OPEC; and increased competition from alternative energy sources.

Demand Risk. A sustained decline in demand for natural gas, natural gas liquids, crude oil and refined petroleum products could adversely affect an Energy Company’s revenues and cash flows. Factors that could lead to a sustained decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity that is not, or is not expected to be, merely a short-term increase, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely affected by consumer sentiment with respect to global warming and by state or federal legislation intended to promote the use of alternative energy sources.

Competition Risk. The energy sector is highly competitive. The Energy Companies in which the Fund will invest will face substantial competition from other companies, many of which will have greater financial, technological, human and other resources, in acquiring natural resources assets, obtaining and retaining customers and contracts and hiring and retaining qualified personnel. Larger companies may be able to pay more for assets and may have a greater ability to continue their operations during periods of low commodity prices. To the extent that the Energy Companies in which the Fund will invest are unable to compete effectively, their operating results, financial position, growth potential and cash flows may be adversely affected, which could in turn adversely affect the results of the Fund.

Weather Risk. Extreme weather conditions could result in substantial damage to the facilities of certain Energy Companies located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of Energy Companies, and could therefore adversely affect their securities.

Interest Rate Risk. The prices of debt securities of the Energy Companies the Fund expects to hold in its portfolio are, and the prices of the equity securities held in its portfolio may be, susceptible in the short-term to a decline when interest rates rise. Rising interest rates could limit the capital appreciation of securities of certain Energy Companies as a result of the increased availability of alternative investments with yields comparable to those of Energy Companies. Rising interest rates could adversely impact the financial performance of Energy Companies by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost effective manner.

Regulatory Risk. The profitability of Energy Companies could be adversely affected by changes in the regulatory environment. Energy Companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Companies. Energy Companies may be adversely affected by future regulatory requirements. While the nature of such regulations cannot be predicted at this time, they may impose additional costs or limit certain operations by Energy Companies operating in various sectors.

Environmental Risk. There is an inherent risk that Energy Companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of Energy Companies, and the cost of any remediation that may become necessary. Energy Companies may not be able to recover these costs from insurance.

In the wake of a Supreme Court decision holding that the EPA has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.

The types of regulations described above can change over time in both scope and intensity, may have adverse effects on Energy Companies and may be implemented in unforeseen manners on an “emergency” basis in response to catastrophes or other events.

Catastrophe Risk. The operations of Energy Companies are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including: damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of Energy Companies. Energy Companies may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ operations, financial conditions and ability to pay distributions to shareholders.

Risks Relating to Expansions and Acquisitions. Energy Companies employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some Energy Companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Energy Companies that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated. A significant slowdown in merger and acquisition activity in the energy sector could reduce the growth rate of cash flows received by the Fund from Energy Companies that grow through acquisitions.

Technology Risk. Some Energy Companies are focused on developing new technologies and are strongly influenced by technological changes. Technology development efforts by Energy Companies may not result in viable methods or products. Energy Companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some Energy Companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such Energy Companies may be considerably more volatile than that in more established segments of the economy.

Sub-Sector Specific Risk. Energy Companies are also subject to risks that are specific to the particular sub-sector of the energy sector in which they operate.

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Gathering and processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

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Exploration and production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

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Oil. In addition to the risk described above applicable to gathering and processing companies and exploration and production companies, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil or refined petroleum products may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil and refined petroleum products as a result of the 2010 Deepwater Horizon oil spill and the reaction thereto. Increased regulation may result in a decline in production and/or increased cost associated with offshore oil exploration in the United States and around the world, which may adversely affect certain Energy Companies and the oil industry in general. Continued financial deterioration of BP plc as a result of the 2010 Deepwater Horizon oil spill may have wide-ranging and unforeseen impacts on the oil industry and the broader energy sector.

Small-Cap and Mid-Cap Company Risk

Certain of the companies in which the Fund may invest may have small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively). Investing in the securities of small-cap or mid-cap companies presents some particular investment risks. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies, and may be more vulnerable to adverse general market or economic developments. Stocks of these companies may be less liquid than those of larger companies, and may experience greater price fluctuations than larger companies. In addition, small-cap or mid-cap company securities may not be widely followed by investors, which may result in reduced demand.

Risks Associated with an Investment in IPOs

The Fund may invest in initial public offerings (“IPOs”). Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful.

Risks Associated with an Investment in PIPE Transactions

The Fund may invest in private investment in public equity (“PIPE”) transactions. PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the SEC. PIPE securities may be deemed illiquid.

Privately Held Company Risk

Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Investment Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “—Liquidity Risk” below.

Preferred Stock Risk

Preferred stocks combine some of the characteristics of both common stocks and debt securities. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like debt securities. However, because they are equity securities, preferred stock provides equity ownership of a company, and the income is paid in the form of distributions. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock distributions are payable only if declared by the issuer’s board of directors. Preferred stocks also may be subject to optional or mandatory redemption provisions. Certain of the preferred stocks in which the Fund may invest may be convertible preferred stocks, which have risks similar to convertible securities as described below in “—Convertible Instruments Risk.”

Convertible Instruments Risk

The Fund may invest in convertible instruments. A convertible instrument is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of Common Shares of the same or a different issuer within a particular period of time at a specified price or formula. Convertible debt instruments have characteristics of both fixed income and equity investments. Convertible instruments are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. As the market price of the equity security underlying a convertible instrument falls, the convertible instrument tends to trade on the basis of its yield and other fixed-income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. The Fund may invest in convertible instruments that have varying conversion values. Convertible instruments are typically issued at prices that represent a premium to their conversion value. Accordingly, the value of a convertible instrument increases (or decreases) as the price of the underlying equity security increases (or decreases). If a convertible instrument held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the instrument, or convert it into the underlying stock, and will hold the stock to the extent the Investment Adviser determines that such equity investment is consistent with the investment objective of the Fund.

Interest Rate Risk

Interest rate risk is the risk that fixed rate securities such as preferred and debt securities will decline in value because of increases in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Longer-term fixed rate securities are generally more sensitive to interest rate changes. Greater sensitivity to changes in interest rates typically corresponds to increased volatility and increased risk. The Fund’s investment in such securities means that the net asset value and market price of, and distributions on, Common Shares will tend to decline if market interest rates rise. Duration is a measure of sensitivity to changes in interest rates and reflects a variety of factors, including the maturity and variability, if any, of the interest rate and the call potential of the security. For this reason, duration should not be confused with maturity. If a portfolio has a duration of three years and interest rates increase by 1%, then, all else being equal, the portfolio would decline in value by approximately 3%. These risks may be greater in the current market environment because interest rates recently have declined significantly below historical average rates, and the Federal Reserve has begun to raise the Federal Funds rate.

The risk of loss on preferred securities due to rising market interest rates may be exacerbated by extension risk, which is the risk of a preferred security’s expected maturity and duration lengthening, and therefore the interest rate risk that it presents increasing, if and when market interest rates rise. Extension risk is caused by the fact that preferred securities are typically callable by the issuer, and callable fixed rate securities are more likely to be called in a lower market interest rate environment (because the issuer can refinance those securities at low current market rates); conversely, callable fixed rate securities become less likely to be called if market interest rates rise. Because rising market interest rates reduce the likelihood that an issuer will exercise its right to call a preferred security, such an interest rate rise causes the duration of that security, and therefore its interest rate risk going forward, to increase, thus increasing, in an accelerating manner, the degree to which any further interest rate rise will cause the security to lose value.

Additionally, the costs associated with any leverage used by the Fund are likely to increase when interest rates rise. Accordingly, the market price of the Fund’s Common Shares may decline when interest rates rise.

Interest Rate Hedging Risk

The Fund may from time to time hedge against interest rate risk resulting from the Fund’s portfolio holdings and any financial leverage it may incur. Interest rate transactions the Fund may use for hedging purposes will expose the Fund to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the cost of which can be significant. In addition, the Fund’s success in using hedging instruments is subject to the Adviser’s ability to correctly predict changes in the relationships of such hedging instruments to the Fund’s leverage risk, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. Depending on the state of interest rates in general, the Fund’s use of interest rate hedging instruments could enhance or decrease investment company taxable income available to the holders of its Common Shares. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in the net asset value of the Fund’s Common Shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.

Leverage Risk

The Fund may use leverage through the issuance of Indebtedness or the issuance of preferred shares. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund employs leverage in its investment operations, the Fund will be subject to increased risk of loss. In addition, the Fund will pay (and the holders of Common Shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of leverage, including higher advisory fees. Similarly, any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of Common Shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of Common Shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares.

Leverage creates a greater risk of loss, as well as potential for more gain, for the Fund’s Common Shares than if leverage is not used. Preferred shares or debt issued by the Fund would have complete priority upon distribution of assets over Common Shares. Depending on the type of leverage involved, the Fund’s use of financial leverage may require the approval of its Board of Trustees. The Fund expects to invest the net proceeds derived from any leveraging according to the investment objective and policies described in this report. So long as the Fund’s portfolio is invested in securities that provide a higher rate of return than the distribution rate or interest rate of the leverage instrument or other borrowing arrangements, after taking its related expenses into consideration, the leverage will cause the Fund’s Common Shareholders to receive a higher rate of income than if it were not leveraged. There is no assurance that the Fund will continue to utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of the Fund’s total return. The net asset value of the Fund’s Common Shares will be reduced by the fees and issuance costs of any leverage.

Leverage creates risk for holders of the Fund’s Common Shares, including the likelihood of greater volatility of net asset value and market price of the shares. Risk of fluctuations in distribution rates or interest rates on leverage instruments or other borrowing arrangements may affect the return to the holders of the Fund’s Common Shares. To the extent the return on securities purchased with funds received from the use of leverage exceeds the cost of leverage (including increased expenses to the Fund), the Fund’s returns will be greater than if leverage had not been used. Conversely, if the return derived from such securities is less than the cost of leverage (including increased expenses to the Fund), the Fund’s returns will be less than if leverage had not been used, and therefore, the amount available for distribution to the Fund’s Common Shareholders will be reduced. In the latter case, the Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s Common Shareholders of so doing will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate than the costs of leverage (including increased expenses to the Fund), which would enhance returns to the Fund’s Common Shareholders. The fees paid to the Adviser will be calculated on the basis of the Fund’s Managed Assets, which include proceeds from leverage instruments and other borrowings. During periods in which the Fund uses financial leverage, the investment management fee payable to the Adviser will be higher than if the Fund did not use a leveraged capital structure. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. The Board of Trustees will monitor the Fund’s use of leverage and this potential conflict.

Covered Call Option Risk

As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Arbitrage Risk

A part of the Adviser’s investment operations may involve spread positions between two or more securities, or derivatives positions including commodities hedging positions, or a combination of the foregoing. The Adviser’s trading operations also may involve arbitraging between two securities or commodities, between the security, commodity and related options or derivatives markets, between spot and futures or forward markets, and/or any combination of the above. To the extent the price relationships between such positions remain constant, no gain or loss on the positions will occur. These offsetting positions entail substantial risk that the price differential could change unfavorably, causing a loss to the position.

Securities Lending Risk

The Fund may lend its portfolio securities (up to a maximum of one-third of its Managed Assets) to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Fund. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. In addition, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. These risks may be greater for non-U.S. securities.

Non-Diversification Risk

The Fund is a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

Portfolio Turnover Risk

Portfolio turnover rate is not considered a limiting factor in the Adviser’s execution of investment decisions. The Fund anticipates that its annual portfolio turnover rate may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains or capital losses by the Fund.

Strategic Transactions Risk

The Fund’s use of Strategic Transactions may involve the purchase and sale of derivative instruments. The Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, indices and other instruments, enter into forward contracts, purchase and sell futures contracts and options thereon, enter into swap, cap, floor or collar transactions, purchase structured investment products and enter into transactions that combine multiple derivative instruments. Strategic Transactions often have risks similar to the securities underlying the Strategic Transactions. However, the use of Strategic Transactions also involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of derivative instruments has risks, including the imperfect correlation between the value of the derivative instruments and the underlying assets, the possible default of the counterparty to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. In addition, amounts paid by the Fund as premiums and cash, or other assets held in margin accounts with respect to Strategic Transactions, are not otherwise available to the Fund for investment purposes. It is possible that government regulation of various types of derivative instruments, including regulations enacted pursuant to the Dodd-Frank Act, which was signed into law in July 2010, may impact the availability, liquidity and cost of derivative instruments. There can be no assurance that such regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to implement certain Strategic Transactions or to achieve its investment objective. Although the Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances.

Short Sales Risk

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A naked short sale creates the risk of an unlimited loss because the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise, further exacerbating the loss.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security regarding repaying amounts received by the Fund on such security, the Fund may not receive any payments (including interest) on the Fund’s collateral deposited with such broker-dealer.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s Common Shares and distributions can decline.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Other Investment Companies Risk

The Fund may invest in securities of other investment companies, including other closed-end or open-end investment companies (including ETFs). The market value of their shares may differ from the net asset value of the particular fund. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities. In addition, if the Fund invests in such investment companies or investment funds, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the investment adviser), but also will indirectly bear similar expenses of the underlying investment company. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled “—Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Adviser.

ETN and ETF Risk

An ETN or ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETN or ETF also incurs certain expenses not incurred by its applicable index. The market value of an ETN or ETF share may differ from its net asset value; the share may trade at a premium or discount to its net asset value, which may be due to, among other things, differences in the supply and demand in the market for the share and the supply and demand in the market for the underlying assets of the ETN or ETF. In addition, certain securities that are part of the index tracked by an ETN or ETF may, at times, be unavailable, which may impede the ETN’s or ETF’s ability to track its index. An ETF that uses leverage can, at times, be relatively illiquid, which can affect whether its share price approximates net asset value. As a result of using leverage, an ETF is subject to the risk of failure in the futures and options markets it uses to obtain leverage and the risk that a counterparty will default on its obligations, which can result in a loss to the Fund. If the Fund invests in ETFs, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund, but also will indirectly bear similar expenses of the underlying ETF. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected.

Investment Management Risk

The Fund’s portfolio is subject to investment management risk because it will be actively managed. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

The decisions with respect to the management of the Fund are made exclusively by the Adviser, subject to the oversight of the Board of Trustees. Investors have no right or power to take part in the management of the Fund. The Adviser also is responsible for all of the trading and investment decisions of the Fund. In the event of the withdrawal or bankruptcy of the Adviser, generally the affairs of the Fund will be wound-up and its assets will be liquidated.

Dependence on Key Personnel of the Adviser

The Fund is dependent upon the Adviser’s key personnel for its future success and upon their access to certain individuals and investments in the energy sector. In particular, the Fund will depend on the diligence, skill and network of business contacts of the personnel of the Adviser and its portfolio managers, who will evaluate, negotiate, structure, close and monitor the Fund’s investments. The portfolio managers have phantom equity interests and other financial incentives to remain with the firm. The Fund will also depend on the senior management of the Adviser, including particularly Jerry V. Swank. The departure of Mr. Swank or another of the Adviser’s senior management could have a material adverse effect on the Fund’s ability to achieve its investment objective. In addition, the Fund can offer no assurance that the Adviser will remain its investment adviser, or that the Fund will continue to have access to the Adviser’s industry contacts and deal flow.

Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because the Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, including, but not limited to, other client accounts and funds managed or advised by the Adviser, in which the Fund will have no interest. The Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades. The Adviser or its affiliates may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to the Fund’s. Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limiting the size of the Fund’s position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Fund’s Board of Trustees and officers have a fiduciary obligation to act in the Fund’s best interest.

The Fund’s investment opportunities may be limited by affiliations of the Adviser or its affiliates with infrastructure companies. In addition, to the extent that the Adviser sources and structures private investments in Infrastructure Companies, certain employees of the Adviser may become aware of actions planned by Infrastructure Companies, such as acquisitions that may not be announced to the public. It is possible that the Fund could be precluded from investing in a company about which the Adviser has material non-public information; however, it is the Adviser’s intention to ensure that any material non-public information available to certain of the Adviser’s employees not be shared with those employees responsible for the purchase and sale of publicly traded securities.

The Adviser manages several other client accounts and funds. Some of these other client accounts and funds have investment objectives that are similar to or overlap with the Fund. Furthermore, the Adviser may at some time in the future manage additional client accounts and investment funds with the same investment objective as the Fund.

The Adviser and its affiliates generally will be carrying on substantial investment activities for other clients’ accounts and funds in which the Fund will have no interest. Investment decisions for the Fund are made independently from those of such other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion in accordance with the clients’ various investment objectives and procedures adopted by the Adviser and approved by the Fund’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position the Fund may obtain.

The Fund’s investment opportunities may be limited by investment opportunities that the Adviser is evaluating for other clients’ accounts and funds. To the extent a potential investment is appropriate for the Fund and one or more of the Adviser’s other client accounts or funds, the Adviser will need to fairly allocate that investment to the Fund or another client account or fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. There may occur an attractive limited investment opportunity suitable for the Fund in which the Fund cannot invest under the particular allocation method being used for that investment.

Under the 1940 Act, the Fund and such other client accounts or funds managed or advised by the Adviser may be precluded from co-investing in certain private placements of securities. Except as permitted by law or positions of the staff of the SEC, the Adviser will not co-invest its other clients’ assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing, the Adviser will allocate private investment opportunities among its clients, including but not limited to the Fund and its other client accounts and funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to another client account or fund managed or advised by the Adviser rather than to the Fund.

The management fee payable to the Adviser is based on the value of the Fund’s Managed Assets, as periodically determined. A portion of the Fund’s Managed Assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although the Fund will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of possible prices that may be established for each individual security.

Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, also represents the Adviser. Such counsel does not purport to represent the separate interests of the investors and has assumed no obligation to do so. Accordingly, the investors have not had the benefit of independent counsel in the structuring of the Fund or determination of the relative interests, rights and obligations of the Adviser and the investors.

Reliance on Service Providers

The Fund relies upon service providers to perform certain functions, which may include functions that are integral to the operations and financial performance of the Fund. Fees and expenses of these service providers are borne by the Fund, and therefore indirectly by Common Shareholders. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and ability to achieve its investment objective. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and ability to achieve its investment objective.

Technology Risk

As the use of Internet technology has become more prevalent, the Fund and its service providers and markets generally have become more susceptible to potential operational risks related to intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity. There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce technology and cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund.

Cyber Security Risk

As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and informational security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. In addition, cyber security breaches involving the Fund’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which the Fund invests in can also subject the Fund to many of the same risks associated with direct cyber security breaches. Like with operational risk in general, the Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

Market Discount from Net Asset Value

Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of Common Shares at the time of sale is above or below the investor’s purchase price for Common Shares. Because the market price of Common Shares will be determined by factors such as net asset value, distribution and distribution levels (which are dependent, in part, on expenses), supply of and demand for Common Shares, stability of distributions or distributions, trading volume of Common Shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price. Common Shares of the Fund are designed primarily for long-term investors; investors in Common Shares should not view the Fund as a vehicle for trading purposes.

Recent Market, Economic and Social Developments Risk

Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/ or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover,

Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

The outbreak of infectious respiratory illness caused by the novel coronavirus known as “COVID-19” is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund.

The current economic situation and the unprecedented measures taken by state, local and national governments around the world to combat the spread of COVID-19, as well as various social, political and psychological tensions in the United States and around the world, may continue to contribute to severe market disruptions and volatility and reduced economic activity, may have long-term negative effects on the U.S. and worldwide financial markets and economy and may cause further economic uncertainties in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio. It is difficult to predict how long the financial markets and economic activity will continue to be impacted by these events and the Fund cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets.

In March 2020, Congress approved a $2 trillion stimulus package to offset the severity and duration of a potential COVID-19-related recession and is currently discussing additional stimulus spending. Dozens of central banks across Europe, Asia, and elsewhere have announced similar economic relief packages. Additionally, the U.S. Federal Reserve made two emergency interest-rate cuts, moving short-term rates to near zero, issued forward guidance that rates will remain low until the economy weathers the COVID-19 crisis, and resumed quantitative easing. The Federal Reserve may in the future implement increases to the Federal Funds Rate, which could adversely impact the Fund. See “—Interest Rate Risk.”

In December 2020, the U.S. Food and Drug Administration (“FDA”) authorized vaccines produced by Pfizer-BioNTech and Moderna for emergency use, and in February 2021, the FDA authorized vaccines produced by Johnson & Johnson for emergency use. Vaccines are generally available nationwide, but it remains unclear how quickly the vaccines will be distributed globally or when “herd immunity” will be achieved.

It is virtually impossible to determine the ultimate impact of COVID-19 at this time. Although many states have begun to lift restrictions that were imposed to slow the spread of the virus, restrictions have been reinstated in some states, and it is unclear when all restrictions will be lifted entirely. Further, the extent and strength of any economic recovery after the COVID-19 pandemic abates is uncertain and subject to various factors and conditions. Accordingly, an investment in the Fund is subject to an elevated degree of risk as compared to other market environments. The Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Legislation and Regulatory Risks

At any time after the date of this Prospectus Supplement, legislation may be enacted that could negatively affect the companies in which the Fund invests. Changing approaches to regulation may also have a negative impact companies in which the Fund invests. In addition, legislation or regulation may change the way in which the Fund is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in significant revisions to the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of rating agencies; and the enactment of new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect the Fund or its counterparties.

In late October 2020, the SEC promulgated Rule 18f-4 under the 1940 Act, which is related to the use of derivatives and certain other transactions by registered investment companies that, in part, rescinds the SEC’s asset segregation and coverage rules and guidance. To comply with Rule 18f-4, funds will need to trade derivatives and other transactions that potentially create senior securities subject to a value-at-risk (“VaR”) leverage limit, certain other testing requirements and requirements related to board reporting. These new requirements will apply unless a fund qualifies as a “limited derivatives user,” as defined in the SEC’s rulemaking release. Rule 18f-4 will also permit funds to elect to treat reverse repurchase agreements and similar financing transactions as derivatives transactions under the rule, applying a consistent set of requirements to such transactions. The compliance date for Rule 18f-4 is expected to be during the third quarter of 2022.

On January 20, 2021, Mr. Joseph R. Biden was inaugurated as President of the United States. As a candidate, President Biden called for significant policy changes and the reversal of several of the prior presidential administration’s policies, including significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Certain of these changes can, and have, been effectuated through executive order. For example, the current administration has taken steps to address the COVID-19 pandemic, rejoin the Paris climate accord of 2015, cancel the Keystone XL pipeline and change immigration enforcement priorities. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas.

Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them. The Adviser intends to monitor developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

LIBOR Risk

Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR. The Fund utilizes leverage or borrowings primarily based on LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contribute to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the Commodity Futures Trading Commission (“CFTC”), the U.S. Department of Justice Fraud Section and the United Kingdom Financial Conduct Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. ICE Benchmark Administration Limited (“IBA”) assumed the role of LIBOR administrator from the BBA on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Additional findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, IBA announced that it will cease publication of euro, sterling, Swiss franc and yen LIBORs after December 31, 2021; one week and two month U.S. dollar LIBORs after December 31, 2021; and all other U.S. dollar LIBORs after June 30, 2023. Therefore, banks are encouraged to cease entering into new contracts that use U.S. dollar LIBOR as a reference rate as soon as practicable and in any event by December 31, 2021 or June 30, 2023, as applicable. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

At this time, no consensus exists as to what rate or rates will become accepted alternatives to LIBOR, although the U.S. Federal Reserve, in connection with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”). Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there are many uncertainties regarding a transition from LIBOR, including but not limited to the need to amend all contracts with LIBOR as the referenced rate and how this will impact the cost of variable rate debt and certain derivative financial instruments. In addition, SOFR or other replacement rates may fail to gain market acceptance. Any failure of SOFR or alternative reference rates to gain market acceptance could adversely affect the return on, value of and market for securities linked to such rates.

UK Departure from EU Risk

On January 31, 2020, the United Kingdom (“UK”) officially withdrew from the European Union (“EU”) and the two sides entered into a transition phase, where the UK effectively remained in the EU from an economic perspective, but no longer had any political representation in the EU parliament. The transition period concluded on December 31, 2020, and EU law no longer applies in the UK.

On December 30, 2020, the UK and the EU signed an EU-UK Trade and Cooperation Agreement (“UK/EU Trade Agreement”), which went into effect on January 1, 2021 and sets out the foundation of the economic and legal framework for trade between the UK and the EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the UK and wider European markets. The UK’s exit from the EU is expected to result in additional trade costs and disruptions in this trading relationship. Furthermore, there is the possibility that either party may impose tariffs on trade in the future in the event that regulatory standards between the EU and the UK diverge. The terms of the future relationship may cause continued uncertainty in the global financial markets, and adversely affect the performance of the Fund.

In addition to the effects on the Fund’s investments in European issuers, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s other investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as the new relationship between the UK and EU is further defined and as the UK determines which EU laws to replace or replicate. In addition, Brexit could lead to further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Fund), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Brexit. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition.

Redenomination Risk

The result of the Referendum, the progression of the European debt crisis and the possibility of one or more Eurozone countries exiting the EMU, or even the collapse of the euro as a common currency, has created significant volatility in currency and financial markets generally. The effects of the collapse of the euro, or of the exit of one or more countries from the EMU, on the U.S. and global economies and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Terrorism, Market Disruption, and Catastrophe Risk

Terrorist attacks, catastrophes, pandemics and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Global political and economic instability could affect the operations of companies in which the Fund invests in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. The operation of infrastructure assets in which the Fund invests is subject to many hazards including damage to equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks; and fires and explosions. The U.S. government has issued warnings that infrastructure assets may be future targets of terrorist activities. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

Not a Complete Investment Program

The Fund is intended for investors seeking a high level of total return with an emphasis on current income. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Anti-Takeover Provisions Risk

The Fund’s Agreement and Declaration of Trust and Bylaws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. For example, the Fund’s Agreement and Declaration of Trust limits the ability of persons to beneficially own (within the meaning of Section 382 of the Code) more than 4.99% of the outstanding Common Shares of the Fund. This restriction is intended to reduce the risk of the Fund undergoing an “ownership change” within the meaning of Section 382 of the Code, which would limit the Fund’s ability to use a capital loss carryforward and certain unrealized losses (if such tax attributes exist). In general, an ownership change occurs if 5% shareholders (and certain persons or groups treated as 5% shareholders) of the Fund increase their ownership percentage in the Fund by more than 50 percentage points in the aggregate within any three-year period ending on certain defined testing dates. If an ownership change were to occur, Section 382 would impose an annual limitation on the amount of post-ownership change gains that the Fund may offset with pre-ownership change losses, and might impose restrictions on the Fund’s ability to use certain unrealized losses existing at the time of the ownership change. Such a limitation arising under Section 382 could reduce the benefit of the Fund’s then existing capital loss carryforward or unrealized losses, if any. These ownership restrictions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. In addition, these ownership restrictions may reduce market demand for the Fund’s Common Shares, which could have the effect of increasing the likelihood that the Fund’s Common Shares trade at a discount to net asset value and increasing the amount of any such discount.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons or any of its officers. For the period ended May 31, 2021, the aggregate compensation paid by the Fund to the independent trustees was $84,721. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to shareholders without charge, upon request by calling the Fund toll-free at (800) 236-4424 and on the Fund’s website at www.cushingcef.com. Information regarding how the Fund voted proxies are also available to stockholders without charge on the SEC’s website at www.sec.gov.

Form N-PORT

The Fund files its complete schedule of portfolio holdings for each month of each fiscal year with the SEC on Form N-PORT. The Fund’s Form N-PORT for the third month of each Fund’s fiscal quarter and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-PORT at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate for the period ended May 31, 2021 was 27.42%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution and Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all distributions and dividends (collectively referred to in this section as “dividends”) declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services (the “Plan Agent”), agent for stockholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at PO Box 708, Milwaukee, WI 53201-0701, by calling the Plan Agent at 1-800-662-7232.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information For Stockholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market.

This report is sent to stockholders of The Cushing® NextGen Infrastructure Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s prior offerings and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other on its website at www.cushingcef.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to the Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

The Cushing® NextGen Infrastructure Income Fund (formerly, The Cushing® Renaissance Fund) Board Approval of Investment Management Agreement (Unaudited) May 31, 2021

On May 27, 2021, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Cushing Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Trustees are responsible for oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Trustees received and reviewed information provided by the Adviser. The Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Advisory Agreement, including the Adviser’s Form ADV and other background materials supplied by the Adviser.

The Trustees reviewed and considered the Adviser’s investment advisory personnel, its history, and the amount of assets currently under management by the Adviser. The Trustees also reviewed the research and decision-making processes used by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, strategies, policies, and restrictions of the Fund.

The Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team members primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Trustees also reviewed the Adviser’s conflict of interest policies, insider trading policy and procedures, and the Adviser’s Code of Ethics.

The Trustees determined that the nature, extent and quality of services to be rendered by the Adviser under the Advisory Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Trustees reviewed and considered the contractual annual advisory fee paid by the Fund to the Adviser in light of the extent, nature and quality of the advisory services to be provided by the Adviser to the Fund.

The Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses, to the extent available, with a peer group and universe of competitor closed-end funds determined by FUSE Research Network LLC. The Trustees discussed the limited number of funds contained in many of the peer groups and universes and the general methodology used by FUSE in preparing its report.

Based on such information, the Trustees noted that the Fund’s peer group was very small, consisting of only five funds, and that the Fund’s total net expense ratio of 1.84% was the second most expensive fund in its peer group, while its contractual advisory fee of 1.25%, as reduced to 1.00% to account for the 0.25% contractual advisory fee waiver, was the second least expensive fund in its peer group.

Consideration of Investment Performance

The Trustees regularly review the performance of the Fund throughout the year. The Trustees reviewed performance information provided by FUSE comparing the performance of the Fund against its universe over several time horizons, and using different performance metrics, including but not limited to the comparative performance of the Fund in terms of net asset value (NAV) and market price. The Trustees noted that the Fund’s peer group was very small, consisting of only four funds (including the Fund). The Trustees determined that, among the funds in the peer group, the Fund’s performance based on NAV was the highest performing fund for the one-year period, the lowest performing fund for the three-year and since inception periods, and the median performing fund for the five-year period, and based on market price the Fund was the second highest performing fund over the one-year period, the lowest performing fund over the three-year and since inception periods, and the median fund for the five-year period.

Consideration of Comparable Accounts

The Trustees reviewed the other accounts and investment vehicles managed by the Adviser and discussed the similarities and differences between these accounts and the Fund.

The Trustees determined that, bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to the Adviser’s other clients employing a comparable strategy to the Fund was not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Fund.

Consideration of Profitability

The Trustees received and considered a profitability analysis prepared by the Adviser, using a template developed in consultation with counsel to the Independent Trustees, that set forth the fees payable by the Fund under the Agreement and the expenses incurred by the Adviser in connection with the operation of the Fund. The Trustees used this analysis to evaluate the fairness of the profits realized and anticipated to be realized by the Adviser with respect to the Fund.

The Trustees determined that the Fund was profitable to the Adviser and that the profit to the Adviser was not unreasonable.

Consideration of Economies of Scale

The Trustees considered whether economies of scale in the provision of services to the Fund had been or would be passed along to the shareholders under the Agreement. The Trustees determined there were no material economies of scale accruing to the Adviser in connection with its relationship with the Fund.

Consideration of Other Benefits

The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including but not limited to soft dollar arrangements. The Trustees determined there were no material incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Conclusion

In approving the Agreement and the fees charged under the Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Agreement. The summary set out above describes the most important factors, but not all matters, considered by the Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Trustees that approval of the Agreement was consistent with the best interests of the Fund and its shareholders.

A majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

The Cushing® NextGen Infrastructure Income Fund

TRUSTEES Brian R. Bruce Brenda A. Cline Ronald P. Trout Jerry V. Swank

EXECUTIVE OFFICERS Jerry V. Swank Chief Executive Officer and President John H. Alban Chief Financial Officer, Secretary, and Treasurer Mathew J. Calabro Chief Compliance Officer

INVESTMENT ADVISER Cushing® Asset Management, LP 300 Crescent Court Suite 1700 Dallas, TX 75201

ADMINISTRATOR U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

CUSTODIAN U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212

TRANSFER AGENT U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

LEGAL COUNSEL Skadden, Arps, Slate, Meagher & Flom LLP 155 North Wacker Drive Chicago, IL 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 2323 Victory Avenue, Suite 2000 Dallas, TX 75219

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

The Cushing® NextGen Infrastructure Income Fund

Investment Adviser Cushing® Asset Management, LP 300 Crescent Court Suite 1700 Dallas,TX 75201 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.cushingasset.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/01/2020-12/31/2020	0	0	0	0
Month #2 01/01/2021-01/31/2021	0	0	0	0
Month #3 02/01/2021-02/28/2021	0	0	0	0
Month #4 03/01/2021-03/31/2021	0	0	0	0
Month #5 04/01/2021-04/30/2021	0	0	0	0
Month #6 05/01/2021-05/31/2021	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing NextGen Infrastructure Income Fund

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	August 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	August 6, 2021

By (Signature and Title)	/s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date	August 6, 2021